UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7044

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

The Dreyfus Socially Responsible Growth Fund, Inc.

ANNUAL REPORT December 31, 2005

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
8	Fund Performance
10	Understanding Your Fund's Expenses
10	Comparing Your Fund's Expenses
With Those of Other Funds
11	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
30	Information About the Review
and Approval of the Portfolio's
Investment Advisory Agreement
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Dreyfus Socially Responsible Growth Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, John O'Toole and Jocelin Reed.

Stocks generally absorbed both good and bad news in 2005 to post modestly positive total returns. On the plus side, an expanding U.S. economy and low inflation helped support corporate earnings in most industry groups. Negative influences included rising short-term interest rates and escalating energy prices, which many analysts feared might erode corporate profits. In addition, hurricanes Katrina, Rita and Wilma disrupted economic activity along the Gulf Coast.

We expect the U.S. economy to continue its moderate expansion in 2006, fueled in part by a rebound in corporate capital spending and exports. The labor market likely will remain relatively strong while inflation should stay low, supporting consumers' real incomes. Risks in the new year include the possible end of the boom in the housing market, where we believe prices are more likely to stall than plunge.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation January 17, 2006

DISCUSSION OF FUND PERFORMANCE

John O'Toole and Jocelin Reed, Portfolio Managers

How did The Dreyfus Socially Responsible Growth Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the fund's Initial shares produced a 3.62% total return, and the fund's Service shares produced a 3.35% total return.1 In comparison, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a 4.91% total return for the same period.2

We attribute these results to continued economic growth, which drove the stock market higher despite the countervailing forces of high energy prices and rising interest rates. However, uncertainty regarding the impact of these forces on future economic growth led investors to favor traditionally defensive, value-oriented issues over their growth-oriented counterparts. The fund's growth-oriented investment approach responded less favorably to these conditions than the benchmark, which includes both value-oriented and growth-oriented issues. As a result, the fund's returns lagged slightly behind the benchmark.

On a separate note, John O'Toole and Jocelin Reed became the fund's co-primary portfolio managers,effective December 1,2005,for both the selection of portfolio securities and the fund's areas of social concern.

What is the fund's investment approach?

The fund seeks to provide capital growth, with current income as a secondary objective.To pursue these goals, the fund invests at least 80% of its assets in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

Effective December 1, 2005, the fund modified its investment approach. The fund's investment strategy combines a disciplined investment

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process.

In selecting stocks, the portfolio managers begin by using quantitative research to identify and rank stocks within an industry or sector, based on several characteristics, including:

  value, or how a stock is priced relative to its perceived intrinsic worth growth, in this case the sustainability or growth of earnings financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the portfolio managers designate the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research.

The portfolio managers then evaluate each stock considered to be a potential purchase candidate, by industry or sector, to determine whether the company enhances the quality of life in America by considering its record in the areas of:

  protection and improvement of the environment and the proper use of our natural resources occupational health and safety
  consumer protection and product purity
  equal employment opportunity

Consistent with its consumer protection screen, the fund will not purchase shares in a company that manufactures tobacco products.

If the portfolio managers determine that a company fails to meet the fund's social criteria, the stock will not be purchased, or if it is already owned, it will be sold as soon as reasonably possible, consistent with the best interests of the fund. If the portfolio managers' assessment does not reveal a negative pattern of conduct in these social areas, the company's stock is eligible for purchase or retention.

The portfolio managers then further examine the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio managers consider to be the most attractive based on financial considerations. If there is more than one company to choose from, the portfolio managers can select stocks of companies that they consider to have records that exhibit positive accomplishments in the fund's areas of social concern.

The fund normally focuses on large-cap growth stocks; however, the portfolio managers may emphasize different types of growth-oriented stocks and different market capitalizations within the large-capitalization range as market conditions warrant.The fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

What other factors influenced the fund's performance?

High oil and gas prices affected the economy and the stock market significantly, generating exceptional earnings for energy companies. Utilities also fared well in an environment of constrained supply and strong industrial demand. In fact, energy and utilities proved to be the market's two best-performing sectors for the reporting period as a whole. However, because these are traditionally value-oriented areas, the fund held no utilities stocks and allocated less than 3% of its assets to energy stocks, a group that made up more than 9% of the benchmark. Accordingly, while a small number of energy holdings, such as Anadarko Petroleum, generated strong gains for the fund, its relative lack of exposure to energy and utilities stocks detracted significantly from its relative performance.

Similarly, the fund's relatively overweighted exposure to traditionally growth-oriented sectors, including technology, consumer discretionary and health care, also took a toll on its relative performance. However, strong individual stock selections in each of these sectors enabled the fund to more than offset any allocation-related weakness. In the health care sector, the fund generally avoided troubled large-cap pharmaceutical manufacturers, focusing instead on biotechnology firms, such as Genzyme, and equipment and supply companies, such as Alcon. Among consumer discretionary holdings, the fund emphasized high-end and specialty retailers, such as Chico's FAS, Coach and Advance

The Fund 5

Auto Parts, that were largely unaffected by the impact of rising interest rates and energy prices on lower-income consumers. Finally, in the technology sector, gains among some holdings, such as Motorola and Texas Instruments, helped balance the impact of declines in others, such as Dell, Cognos and International Business Machines.

What is the fund's current strategy?

The fund is currently maintaining its growth-oriented investment approach and will consider opportunities under the fund's modified investment approach as they arise. At the same time, during the final month of the reporting period we have made modest changes to the fund's holdings to manage risk, including enhancing diversification and bringing the fund's sector concentrations more closely in line with our desired growth strategy.As of the end of the reporting period, the fund has slightly overweight positions in the technology and health care sectors, and somewhat less exposure than the S&P 500 to financial stocks, particularly those that tend to be more sensitive to rising interest rates.

Can you highlight some of the fund's socially responsible investing activities?

Our commitment to socially responsible investing remains as strong and focused as ever, relying on the same screening procedures and being conscious of the same issues as at the time of the fund's last report. We believe the recent strength in the market's energy sector calls particular attention to the impact of the fund's socially responsible criteria on investing in energy stocks.

Energy companies face singular environmental challenges, with some companies more successful than others in minimizing the environmental impact of their activities and in focusing on renewable energy resources that promote sustainability. Rather than reduce the fund's exposure to the sector, we largely mirror the percentage of energy stocks in the growth index, taking positions in those companies that meet our quantitative investment criteria while emphasizing relatively clean-burning fuels, such as natural gas. For example, during the final month of the reporting period, the fund initiated a position in Pioneer Natural Resources, an independent exploration and production company with significant natural gas facilities in the United States and around the world.

For further information regarding the fund's approach to socially responsible investing, search for "SRI" on the Dreyfus website (www.dreyfus.com) or consult the fund's prospectus.

January 17, 2006

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of The Dreyfus Socially Responsible Growth Fund, Inc. made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 7

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/05
	1 Year	5 Years	10 Years

Initial shares	3.62%	(5.27)%	5.93%
Service shares	3.35%	(5.52)%	5.79%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares' average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of The Dreyfus Socially
Responsible Growth Fund, Inc. on 12/31/95 to a $10,000 investment made in the Standard & Poor's 500
Composite Stock Price Index (the "Index") on that date.

The fund's Initial shares are not subject to a Rule 12b-1 fee.The fund's Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the fund's Initial shares from their inception date through December 30, 2000, and the performance of the fund's Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2005 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested. The fund's performance shown in the line graph takes into account all applicable fund fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 9

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.15	$ 5.45
Ending value (after expenses)	$1,059.30	$1,057.60

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.08	$ 5.35
Ending value (after expenses)	$1,021.17	$1,019.91

† Expenses are equal to the fund's annualized expense ratio of .80% for Initial shares and 1.05% for Service shares; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10

STATEMENT OF INVESTMENTS December 31, 2005
Common Stocks—98.8%	Shares	Value ($)

Consumer Cyclical—10.5%
Advance Auto Parts	122,200 [a]	5,310,812
Chico's FAS	176,900 [a]	7,771,217
Claire's Stores	128,200	3,746,004
Coach	177,000 [a]	5,901,180
Costco Wholesale	89,000	4,402,830
Home Depot	237,700	9,622,096
Mattel	255,100	4,035,682
Nordstrom	117,400	4,390,760
		45,180,581
Consumer Services—2.1%
Target	165,900	9,119,523
Energy—3.4%
Anadarko Petroleum	69,600	6,594,600
Pioneer Natural Resources	86,100	4,414,347
Pride International	115,500 [a]	3,551,625
		14,560,572
Finance—1.1%
SLM	83,000	4,572,470
Health Care—17.5%
Aetna	47,000	4,432,570
Alcon	30,700	3,978,720
Amgen	65,100 [a]	5,133,786
Baxter International	113,900	4,288,335
Becton, Dickinson & Co.	77,500	4,656,200
Genzyme	87,100 [a]	6,164,938
Gilead Sciences	67,600 [a]	3,557,788
Johnson & Johnson	368,100	22,122,810
Novartis, ADR	158,100	8,297,088
WellPoint	103,200 [a]	8,234,328
Zimmer Holdings	69,600 [a]	4,693,824
		75,560,387
Hotels, Resorts & Cruise Lines—1.1%
Marriott International, Cl. A	67,300	4,507,081

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology—4.0%
Microsoft	657,400	17,191,010
Interest Sensitive—9.8%
American Express	137,800	7,091,188
Capital One Financial	86,900	7,508,160
CIT Group	44,900	2,324,922
Goldman Sachs Group	79,000	10,089,090
JPMorgan Chase & Co.	173,900	6,902,091
Lincoln National	42,500	2,253,775
Radian Group	105,500	6,181,245
		42,350,471
Medical Services—.7%
Quest Diagnostics	62,100	3,196,908
Producer Goods—10.4%
Air Products & Chemicals	44,800	2,651,712
Burlington Northern Santa Fe	67,600	4,787,432
Eaton	45,500	3,052,595
Ecolab	181,900	6,597,513
Emerson Electric	123,800	9,247,860
Rockwell Automation	54,300	3,212,388
3M	59,000	4,572,500
Tyco International	129,500	3,737,370
United Technologies	123,600	6,910,476
		44,769,846
Services—14.9%
Accenture, Cl. A	107,400	3,100,638
Kimberly-Clark	74,700	4,455,855
Manpower	82,300	3,826,950
McGraw-Hill Cos.	83,500	4,311,105
Moody's	74,300	4,563,506
News, Cl. B	398,800 [b]	6,624,068
PepsiCo	250,600	14,805,448
Procter & Gamble	266,300	15,413,444

12

Common Stocks (continued)	Shares	Value ($)

Services (continued)
Walt Disney	303,800	7,282,086
		64,383,100
Technology—23.3%
Apple Computer	62,300 [a]	4,478,747
Cisco Systems	517,100 [a]	8,852,752
Cognizant Technology Solutions, Cl. A	98,600 [a]	4,964,510
Danaher	78,700	4,389,886
Dell	275,500 [a]	8,262,245
EMC/Massachusetts	360,900 [a]	4,915,458
Google, Cl. A	10,800 [a]	4,480,488
Intel	328,600	8,201,856
International Business Machines	135,300	11,121,660
Microchip Technology	163,800	5,266,170
Motorola	502,800	11,358,252
National Semiconductor	132,900	3,452,742
Qualcomm	194,900	8,396,292
Texas Instruments	240,300	7,706,421
Yahoo!	121,900 [a]	4,776,042
		100,623,521
Total Common Stocks
(cost $389,253,431)		426,015,470

	Principal
Short-Term Investments—1.4%	Amount ($)	Value ($)

Certificate of Deposit—.0%
Self Help Credit Union,
4.49%, 3/14/2006	100,000	100,000
U.S. Treasury Bills—1.4%
3.71%, 3/2/2006	3,487,000	3,465,311
3.87%, 3/23/2006	2,600,000	2,577,536
		6,042,847
Total Short-Term Investments
(cost $6,142,777)		6,142,847

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $3,987,333)	3,987,333 [c]	3,987,333

Total Investments (cost $399,383,541)	101.1%	436,145,650
Liabilities, Less Cash and Receivables	(1.1%)	(4,918,611)
Net Assets	100.0%	431,227,039

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of this security is on loan. At December 31, 2005, the total market value of the fund's security on loan is $3,895,859 and the total market value of the collateral held by the fund is $3,987,333.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Technology	23.3	Interest Sensitive	9.8
Health Care	17.5	Information Technology	4.0
Services	14.9	Energy	3.4
Consumer Cyclical	10.5	Other	7.3
Producer Goods	10.4		101.1

† Based on net assets. See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2005
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $3,895,859)—Note 1(b):
Unaffiliated issuers	395,396,208	432,158,317
Affiliated issuers	3,987,333	3,987,333
Cash		2,621
Dividends and interest receivable		323,966
Receivable for shares of Common Stock subscribed		11,098
Prepaid expenses		10,127
		436,493,462

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		293,263
Liability for securities on loan—Note 1(b)		3,987,333
Payable for shares of Common Stock redeemed		904,005
Accrued expenses		81,822
		5,266,423

Net Assets ($)		431,227,039

Composition of Net Assets ($):
Paid-in capital		610,844,382
Accumulated undistributed investment income—net		425,025
Accumulated net realized gain (loss) on investments		(216,804,477)
Accumulated net unrealized appreciation
(depreciation) on investments		36,762,109

Net Assets ($)		431,227,039

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	418,915,548	12,311,491
Shares Outstanding	16,061,765	475,301

Net Asset Value Per Share ($)	26.08	25.90

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $53,604 foreign taxes withheld at source)	3,975,433
Interest	151,631
Income from securities lending	13,486
Total Income	4,140,550
Expenses:
Investment advisory fee—Note 3(a)	3,409,195
Prospectus and shareholders' reports	81,384
Professional fees	75,690
Shareholder servicing costs—Note 3(c)	46,920
Custodian fees—Note 3(c)	40,209
Distribution fees—Note 3(b)	32,412
Directors' fees and expenses—Note 3(d)	14,936
Loan commitment fees—Note 2	2,049
Registration fees	309
Miscellaneous	15,501
Total Expenses	3,718,605
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(3,080)
Net Expenses	3,715,525
Investment Income—Net	425,025

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	66,981,589
Net unrealized appreciation (depreciation) on investments	(52,689,108)
Net Realized and Unrealized Gain (Loss) on Investments	14,292,481
Net Increase in Net Assets Resulting from Operations	14,717,506

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	425,025	1,874,645
Net realized gain (loss) on investments	66,981,589	19,989,769
Net unrealized appreciation
(depreciation) on investments	(52,689,108)	7,654,122
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,717,506	29,518,536

Dividends to Shareholders from ($):
Investment income—net:
Initial shares	—	(1,891,537)
Service shares	—	(19,888)
Total Dividends	—	(1,911,425)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial shares	17,384,093	30,639,929
Service shares	1,656,359	2,361,742
Dividends reinvested:
Initial shares	—	1,891,537
Service shares	—	19,888
Cost of shares redeemed:
Initial shares	(101,794,701)	(91,661,913)
Service shares	(3,222,562)	(1,835,549)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(85,976,811)	(58,584,366)
Total Increase (Decrease) in Net Assets	(71,259,305)	(30,977,255)

Net Assets ($):
Beginning of Period	502,486,344	533,463,599
End of Period	431,227,039	502,486,344
Undistributed investment income—net	425,025	—

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Initial Shares
Shares sold	695,015	1,268,633
Shares issued for dividends reinvested	—	75,115
Shares redeemed	(4,060,531)	(3,826,643)
Net Increase (Decrease) in Shares Outstanding	(3,365,516)	(2,482,895)

Service Shares
Shares sold	66,883	99,344
Shares issued for dividends reinvested	—	793
Shares redeemed	(129,971)	(76,854)
Net Increase (Decrease) in Shares Outstanding	(63,088)	23,283

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended December 31,

Initial Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	25.17	23.79	18.90	26.67	34.47
Investment Operations:
Investment income—net [a]	.03	.09	.02	.05	.02
Net realized and unrealized
gain (loss) on investments	.88	1.39	4.89	(7.77)	(7.80)
Total from Investment Operations	.91	1.48	4.91	(7.72)	(7.78)
Distributions:
Dividends from investment income—net	—	(.10)	(.02)	(.05)	(.02)
Net asset value, end of period	26.08	25.17	23.79	18.90	26.67

Total Return (%)	3.62	6.21	26.00	(28.94)	(22.57)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81	.82	.84	.80	.78
Ratio of net expenses
to average net assets	.81	.82	.84	.80	.78
Ratio of net investment income
to average net assets	.10	.38	.12	.20	.06
Portfolio Turnover Rate	94.99	55.54	63.17	90.07	110.82

Net Assets, end of period ($ x 1,000)	418,916	488,994	521,262	456,014	779,063

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Service Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	25.06	23.69	18.84	26.59	34.47
Investment Operations:
Investment income (loss)—net [a]	(.04)	.04	(.03)	(.00)[b]	(.06)
Net realized and unrealized
gain (loss) on investments	.88	1.37	4.88	(7.75)	(7.82)
Total from Investment Operations	.84	1.41	4.85	(7.75)	(7.88)
Distributions:
Dividends from investment income—net	—	(.04)	(.00)[b]	(.00)[b]	(.00)[b]
Net asset value, end of period	25.90	25.06	23.69	18.84	26.59

Total Return (%)	3.35	5.94	25.75	(29.14)	(22.85)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	1.06	1.09	1.03	1.09
Ratio of net expenses
to average net assets	1.06	1.06	1.09	1.03	1.09
Ratio of net investment income
(loss) to average net assets	(.15)	.17	(.14)	(.01)	(.20)
Portfolio Turnover Rate	94.99	55.54	63.17	90.07	110.82

Net Assets, end of period ($ x 1,000)	12,311	13,492	12,202	8,115	8,275

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment com-pany.The fund's investment objective is to provide capital growth, with current income as a secondary goal through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the shareholder services plan, the distribution plan, and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $425,025, accumulated capital losses $216,800,088 and unrealized appreciation $36,757,720.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $93,194,872 of the carryover expires in fiscal 2009, $103,833,733 expires in fiscal 2010 and $19,771,483 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004 were as follows: ordinary income $0 and $1,911,425, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2005, Service shares were charged $32,412 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Initial shares' average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended December 31, 2005, Initial shares were charged $13,410 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2005, the fund was charged $1,250 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2005, the fund was charged $40,209 pursuant to the custody agreement.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2005, the fund was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $278,934, Rule 12b-1 distribution plan fees $2,655, custodian fees $9,600, chief compliance officer fees $1,858 and transfer agency per account fees $216.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2005, amounted to $426,662,099 and $510,409,813, respectively.

At December 31, 2005, the cost of investments for federal income tax purposes was $399,387,930; accordingly, accumulated net unrealized appreciation on investments was $36,757,720, consisting of $44,669,442 gross unrealized appreciation and $7,911,722 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York January 25, 2006

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At separate meetings of the Board of Directors of the fund held on July 12-13, 2005, the Board considered the re-approval of the fund's Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the fund's Investment Advisory Agreement. The Manager's representatives reviewed the types of shareholder accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the fund's shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager's representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the fund. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Investment Advisory Fee and Expense Ratio. The Board members reviewed the fund's performance, investment advisory fee and expense ratio and placed significant emphasis on comparisons to three groups of funds and Lipper averages (as to performance for the second and third groups of funds only).The first comparison group of funds includes only funds that use one or more social screens when choosing securities for the funds' portfolios (collectively,"Comparison Group I"), the second comparison group of funds includes only funds in the fund's Lipper category that are not subject to a Rule 12b-1 plan (collectively,"Comparison Group II") and the third group of funds includes only funds in the applicable Lipper category that are subject to a Rule 12b-1 plan (collectively,"Comparison Group III"). Each group of funds was previously approved by the Board for this purpose, and was prepared using a Board-approved list with respect to the socially responsible funds (as to Comparison Group I) and a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund (as to Comparison Group II and Comparison Group III). The Board members did not rely on comparisons to Lipper averages with respect to the fund's expense ratio because the average expense ratio of the applicable Lipper category for variable insurance products reflects not only expenses of mutual funds offered to fund variable annuity contracts and variable life insurance policies but also expenses of the separate accounts in which this type of mutual fund is offered.

The Board members discussed the results of the comparisons for various periods ended May 31, 2005, and noted that the total return performance of the fund's Initial shares (which are not subject to a Rule 12b-1 plan) was below the Comparison Group I averages for the one-, three- and five-year periods, was below the Comparison Group II averages for the one- and three-year periods and was above the Comparison Group II average for the five-year period, and that the total return performance of the fund's Service shares (which are subject to a Rule 12b-1 plan) was below the Comparison Group III averages for the one-, three- and five-year periods.The Board noted that the fund's total return performance was below the Comparison Group II and Comparison Group III Lipper category averages for the one,-three-and five-year periods. The Board members also noted that the fund's short-term performance was showing a trend of improvement, and that management is making efforts to improve performance by reviewing the fund's investment processes and preparing a recommendation to be presented to the Board at a later date.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also discussed the fund's expense ratio, noting that it was lower than the averages of Comparison Group I and Comparison Group II and higher than the average of Comparison Group III.The Board reviewed the range of investment advisory fees in each comparison group, noting that the fund's investment advisory fee was higher than most of the fees paid by the funds in Comparison Group I and was lower than several others in each of Comparison Group II and Comparison Group III.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and in the same Lipper category, as the fund (the "Similar Funds"), noting that not all of the Similar Funds have a social screen when choosing securities for their portfolios. Representatives of the Manager also noted that there were no other accounts managed or sub-advised by the Manager or its affiliates with substantially similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance and the services provided; it was noted that the Similar Funds had comparable or lower investment advisory fees than the fee borne by the fund. The Board members considered the relevance of the fee information provided for the Similar Funds managed by the Manager to evaluate the appropriateness and reasonableness of the fund's advisory fees.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Manager's representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which,like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that discussions of economies of scale historically have been predicated on increasing assets and that, if a fund's assets had been decreasing, the extent to which the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Investment Advisory Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the fund.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)
  The Board concluded that the nature,extent and quality of the services provided by the Manager to the fund are adequate and appropriate.
  While the Board was concerned with the fund's one-, three- and five-year total return performance, the Board members noted that the fund's short-term performance is showing a trend of improve- ment and that management is making efforts to improve the fund's performance by reviewing the fund's investment processes and preparing a recommendation to be presented to the Board.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the investment advisory fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Investment Advisory Agreement was in the best interests of the fund and its shareholders and that it would be renewed until January 31, 2006, prior to which the Board will reconsider the renewal for the remainder of the annual period (through July 29, 2006).

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (72)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Lucy Wilson Benson (78)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 40

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 84
———————
Whitney I. Gerard (71)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 38
———————
Arthur A. Hartman (79)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 38
———————
George L. Perry (71)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 38
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

The Fund 35

OFFICERS OF THE FUND (Unaudited)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005. Senior Accounting Manager — Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager - Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

For More Information

The Dreyfus Socially Responsible	Transfer Agent &
Growth Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Investment Adviser	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-554-4611 or 516-338-3300 Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Servicing

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0111AR1205

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,570 in 2004 and $26,634 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,064 in 2004 and $8,346 in 2005. These services consisted of (i) agreed-upon procedures related to compliance with Internal Revenue Code section 817(h), and (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,484 in 2004 and $3,127 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $200 in 2004 and $4 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $592,101 in 2004 and $758,091 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)